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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 13, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): FEBRUARY 1, 2001




                               THE CLOROX COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                1-07151                             31-0595760
       (Commission file Number)        (I.R.S. Employer Identification No.)


              1221 BROADWAY OAKLAND, CA                     94612-1888
       (Address of Principal Executive Offices)              (Zip Code)



                                 (510) 271-7000
              (Registrant's Telephone Number, Including Area Code)


                                 With a copy to:
                           John W. Campbell III, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105



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ITEM 5.  OTHER EVENTS.

     On February 1, 2001, The Clorox Company (the "Company") executed an Underwriting Agreement by and among the Company and Salomon Smith Barney Inc. as representatives of the several underwriters in connection with the offering of $300,000,000 aggregate principal amount of its 6 1/8% Notes due February 1, 2011 (the "Notes") pursuant to the Company's shelf registration statement on Form S-3 (Reg. No. 333-75455). The Notes were issued pursuant to an Indenture, dated as of March 15, 1999, as modified by the First Supplemental Indenture, dated as of February 8, 2000, between the Company and The Bank of New York.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

1.1 Underwriting Agreement, dated as of February 1, 2001, by and among the Company and Solomon Smith Barney Inc., as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement

4.1 First Supplemental Indenture, dated as of February 8, 2001, by and among the Company and The Bank of New York

4.2 Indenture, dated as of March 15, 1999, by and among the Company and The Bank of New York as Trustee (filed as Exhibit 4.2 to Registration Statement of Form S-3 No. 333-75455 dated April 1, 1999, incorporated herein by this reference).

4.3  Specimen Note



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Date:  February 13, 2001

                             THE CLOROX COMPANY


                             By: /s/ Peter D. Bewley
                                 -------------------------------
                                 Peter D. Bewley
                                 Senior Vice President - General Counsel and
                                 Secretary


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                                  Exhibit Index


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EXHIBIT NO.                 DESCRIPTION
-----------                 -----------



1.1                         Underwriting  Agreement  for the 6 1/8% Notes,  dated as of February 1, 2001, by and among the Company and Salomon Smith Barney Inc., as  Representatives  of the several  underwriters set forth in Schedule
                            I to the Underwriting Agreement.

4.1                         First  Supplemental  Indenture  for the 6 18% Notes,  dated as of February  8, 2001,  by and among the
                            Company and The Bank of New York

4.2                         Indenture,  dated as of  February  8,  2001,  by and  among  the  Company  and The Bank of new York as
                            Trustee  (filed as Exhibit 4.2 to  Registration  Statement  of Form S-3 No.  333-75455  dated April 1,
                            1999, incorporated herein by this reference)

4.3                         Specimen Note


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